UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/18

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Equity Income Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Equity Income Fund

ANNUAL REPORT May 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Equity Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Equity Income Fund, covering the 12-month period from June 1, 2017 through May 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a period of unusually mild price swings in 2017, inflation concerns, rising interest rates and potential trade disputes have caused market volatility to increase substantially during 2018. As a result, U.S. stocks generally have produced mildly positive returns while bonds have lost a degree of value over the first five months of the year.

Yet, for the 12-month reporting period overall, stocks across all capitalization ranges posted double-digit returns on the strength of rising corporate earnings, improving global economic conditions, and the passage of tax reform legislation and other government policy reforms. Bonds fared less well over the same time frame, with corporate-backed securities eking out modestly positive total returns while U.S. government securities mostly produced losses in the rising interest-rate environment.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain strong. Continued economic growth, a robust labor market, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
June 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2017 through May 31, 2018, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended May 31, 2018, Dreyfus Equity Income Fund’s Class A shares produced a total return of 15.15%, Class C shares returned 14.26%, Class I shares returned 15.41%, and Class Y shares returned 15.49%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of 14.38% for the same period.2

Although U.S. stocks gained ground over the reporting period amid rising corporate earnings and improved global economic conditions, dividend-paying stocks typically trailed their more growth-oriented counterparts. Nonetheless, the fund’s relative performance versus the Index was mainly due to the success of our security selection strategy in the energy and health care sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund invests primarily in dividend-paying equity securities.

When selecting securities, we choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management, and may invest in stocks with either value or growth characteristics. In selecting securities, we use a proprietary computer model to identify and rank stocks within an industry or sector, based on value, growth and financial profile.

Based on the fundamental analysis, we select the most attractive of the higher-ranked securities and manage risk by diversifying across companies and industries.

Rising Corporate Earnings Drove Markets Higher

U.S. stocks remained energized during the reporting period by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and encouraging global economic developments. In addition, investors responded positively to the enactment of tax reform legislation in December 2017. Consequently, the Index reached a series of new highs through January 2018. While inflation fears, proposed increases in U.S. import tariffs, and political turmoil in the European Union sparked heightened stock market volatility from February 2018 through May 2018, the resulting declines were not enough to prevent the Index from delivering double-digit gains for the reporting period overall.

The Index’s performance also was influenced by shifts in monetary policy. The Federal Reserve Board’s (the “Fed”) gradual and well-telegraphed approach to adopting a less accommodative monetary policy generally was received calmly by investors throughout 2017. However, worries that the Fed might raise short-term interest rates more than previously expected weighed on investor sentiment during the spring of 2018.

In this environment, large-cap stocks generally lagged their mid- and small-cap counterparts, and growth stocks typically produced substantially higher returns than value-oriented and dividend-paying stocks. Within the Index, the energy and information technology sectors

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

fared especially well, while the consumer staples and telecommunication services sectors trailed market averages.

Security Selections Bolstered Fund Performance

The fund participated in the Index’s gains over the reporting period, supported by our quantitative security selection process across several market segments. In the energy sector, which rebounded from previous weakness as oil prices climbed in early 2018, refiner Valero Energy more than doubled in value, rising from an attractive valuation after reporting better-than-expected earnings and exhibiting positive earnings behavior characteristics. The fund also fared relatively well in the health care sector, where pharmaceutical developer AbbVie experienced strong sales of a major arthritis medication, prompting higher earnings forecasts from securities analysts.

On the other hand, results from the fund’s security selection proved more disappointing in the lagging consumer staples sector. Most notably, tobacco producer Altria Group lost value due to concerns about the viability of current cigarette prices in an environment of declining sales, and investors appeared to remain unconvinced about the future revenue potential of e-cigarettes. In the telecommunication services sector, industry giant AT&T struggled during the reporting period with questions surrounding U.S. government opposition to its proposed acquisition of media company Time Warner. However, we believe that weakness in AT&T will prove temporary, as a federal judge approved the acquisition soon after the end of the reporting period, and the company’s dividend yield remains attractive.

A Disciplined Approach to Stock Picking

Our quantitative models have continued to identify what we believe to be attractive investment opportunities across a broad range of dividend-paying companies in a variety of industry groups. Indeed, current volatility in the stock market may present opportunities to purchase the stocks of fundamentally strong companies at more attractive prices. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that our model suggests offer more attractive valuations, improving business fundamentals, and attractive dividend yields. In addition, we have continued to maintain a broadly diversified portfolio as part of our risk control strategies.

June 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through September 29, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Equity Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Equity Income Fund on 5/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 5/31/18
	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	7/5/06	8.51%	10.20%	8.04%
without sales charge	7/5/06	15.15%	11.51%	8.68%
Class C shares
with applicable redemption charge†	7/5/06	13.26%	10.67%	7.88%
without redemption	7/5/06	14.26%	10.67%	7.88%
Class I shares	7/5/06	15.41%	11.79%	8.96%
Class Y shares	7/1/13	15.49%	11.93%††	8.88%††
S&P 500® Index		14.38%	12.96%	9.13%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Equity Income Fund from December 1, 2017 to May 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.28	$9.11	$4.00	$4.01
Ending value (after expenses)	$1,057.80	$1,053.60	$1,059.10	$1,060.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.19	$8.95	$3.93	$3.93
Ending value (after expenses)	$1,019.80	$1,016.06	$1,021.04	$1,021.04

†  Expenses are equal to the fund's annualized expense ratio of 1.03% for Class A, 1.78% for Class C, .78% for Class I and .78% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2018

Description	Shares		Value ($)
Common Stocks - 99.3%
Automobiles & Components - 1.0%
Ford Motor	401,350		4,635,592
Banks - 6.6%
Bank of America	271,900		7,895,976
Cullen/Frost Bankers	8,750		999,513
East West Bancorp	17,450		1,212,426
First Horizon National	86,600		1,605,564
JPMorgan Chase & Co.	140,755		15,062,193
New York Community Bancorp	21,850		253,242
Regions Financial	148,800		2,714,112
Wells Fargo & Co.	8,100		437,319
			30,180,345
Capital Goods - 3.0%
Boeing	37,200		13,100,352
General Electric	23,300		328,064
Timken	9,750		461,175
			13,889,591
Commercial & Professional Services - 2.1%
Dun & Bradstreet	9,500		1,166,695
Pitney Bowes	934,065		8,313,178
			9,479,873
Consumer Durables & Apparel - .9%
Garmin	6,950		417,626
Polaris Industries	11,600	[a]	1,298,040
Tupperware Brands	52,100		2,196,536
			3,912,202
Consumer Services - 3.1%
Darden Restaurants	2,700		236,007
H&R Block	503,800		13,829,310
Royal Caribbean Cruises	3,300		346,434
			14,411,751
Diversified Financials - 2.1%
Ares Capital	57,963		978,415
Discover Financial Services	18,000		1,329,480
Eaton Vance	8,550		459,990
Federated Investors, Cl. B	16,200		393,174
Goldman Sachs Group	9,000		2,032,920
Lazard, Cl. A	33,000		1,697,520
Morgan Stanley	50,450		2,529,563
			9,421,062
Energy - 10.8%
Chevron	35,000		4,350,500

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Energy - 10.8% (continued)
ConocoPhillips	26,000		1,752,140
Exxon Mobil	126,110		10,245,176
HollyFrontier	46,900		3,619,742
ONEOK	63,850		4,352,016
PBF Energy, Cl. A	202,100	[a]	9,535,078
Phillips 66	9,900		1,153,251
Valero Energy	118,150		14,319,780
			49,327,683
Food & Staples Retailing - .5%
Walmart	27,790		2,293,787
Food, Beverage & Tobacco - 5.2%
Altria Group	265,970		14,825,168
Coca-Cola	38,700		1,664,100
Conagra Brands	11,800		437,308
Philip Morris International	86,190		6,855,553
			23,782,129
Household & Personal Products - 2.2%
Kimberly-Clark	72,550		7,316,667
Procter & Gamble	35,700		2,612,169
			9,928,836
Insurance - 4.0%
FNF Group	27,800		1,027,488
Old Republic International	360,050		7,553,849
Principal Financial Group	122,500		6,835,500
Prudential Financial	8,605		833,308
Unum Group	59,700		2,316,957
			18,567,102
Materials - 2.6%
Huntsman	106,200		3,395,214
LyondellBasell Industries, Cl. A	76,900		8,622,028
			12,017,242
Media - 1.0%
Interpublic Group of Companies	138,200		3,123,320
Omnicom Group	20,300	[a]	1,463,224
			4,586,544
Pharmaceuticals, Biotechnology & Life Sciences - 12.1%
AbbVie	119,630		11,836,192
Amgen	34,900		6,268,738
Bristol-Myers Squibb	44,200		2,325,804
Eli Lilly & Co.	14,200		1,207,568
Johnson & Johnson	21,100		2,523,982
Merck & Co.	266,910		15,889,152

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 12.1% (continued)
Pfizer	434,907		15,626,209
			55,677,645
Real Estate - 2.8%
Brixmor Property Group	36,650	[b]	582,002
Camden Property Trust	12,350	[b]	1,086,800
CoreCivic	177,200	[b]	3,813,344
DDR Corp	12,175	[a,b]	184,938
GGP	16,900	[b]	342,732
Hospitality Properties Trust	18,140	[b]	525,153
Host Hotels & Resorts	58,800	[b]	1,271,844
Lamar Advertising, Cl. A	7,200	[b]	498,384
Liberty Property Trust	27,350	[b]	1,209,144
MFA Financial	240,050	[b]	1,867,589
Public Storage	4,450	[b]	942,688
Tanger Factory Outlet Centers	21,150	[a,b]	454,514
			12,779,132
Retailing - 3.2%
Amazon.com	7,700	[c]	12,548,074
Best Buy	6,000		409,500
Tractor Supply	22,300		1,657,113
			14,614,687
Semiconductors & Semiconductor Equipment - 1.3%
Cypress Semiconductor	28,100		462,526
Intel	90,245		4,981,524
KLA-Tencor	4,250		481,228
			5,925,278
Software & Services - 13.5%
Alphabet, Cl. A	5,800	[c]	6,380,000
Alphabet, Cl. C	5,800	[c]	6,292,942
CA	261,850		9,358,519
Facebook, Cl. A	45,700	[c]	8,764,346
International Business Machines	20,840		2,944,900
Microsoft	147,785		14,607,069
Paychex	53,100		3,482,298
Western Union	504,450		10,033,510
			61,863,584
Technology Hardware & Equipment - 10.0%
Apple	99,870		18,662,707
Cisco Systems	11,750		501,843
HP	389,100		8,571,873
Seagate Technology	312,250	[a]	17,595,287

Description		Shares		Value ($)
Common Stocks - 99.3% (continued)
Technology Hardware & Equipment - 10.0% (continued)
Western Digital		3,500		292,285
				45,623,995
Telecommunication Services - 5.1%
AT&T		419,360		13,553,715
CenturyLink		260,750		4,750,865
Verizon Communications		107,370		5,118,328
				23,422,908
Transportation - .6%
Norfolk Southern		16,100		2,441,565
United Parcel Service, Cl. B		3,020		350,682
				2,792,247
Utilities - 5.6%
AES		370,200		4,720,050
American Electric Power		13,560		921,402
CenterPoint Energy		48,400		1,264,692
CMS Energy		11,700		539,721
FirstEnergy		363,800		12,521,996
MDU Resources Group		29,300		814,540
National Fuel Gas		14,100		742,224
OGE Energy		27,200		952,544
PPL		115,900		3,166,388
				25,643,557
Total Common Stocks (cost $386,514,523)				454,776,772
	7-Day Yield (%)
Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,488,274)	1.73	2,488,274	[d]	2,488,274

STATEMENT OF INVESTMENTS (continued)

Description	7-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $1,918,957)	1.68	1,918,957	[d]	1,918,957
Total Investments (cost $390,921,754)		100.2%		459,184,003
Liabilities, Less Cash and Receivables		(.2%)		(1,081,543)
Net Assets		100.0%		458,102,460

aSecurity, or portion thereof, on loan. At May 31, 2018, the value of the fund’s securities on loan was $20,425,751 and the value of the collateral held by the fund was $21,313,027, consisting of cash collateral of $1,918,957 and U.S. Government & Agency securities valued at $19,394,070.

bInvestment in real estate investment trust.

cNon-income producing security.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	13.5
Pharmaceuticals, Biotechnology & Life Sciences	12.1
Energy	10.8
Technology Hardware & Equipment	10.0
Banks	6.6
Utilities	5.6
Food, Beverage & Tobacco	5.2
Telecommunication Services	5.1
Insurance	4.0
Retailing	3.2
Consumer Services	3.1
Capital Goods	3.0
Materials	2.6
Diversified Financials	2.5
Real Estate	2.4
Household & Personal Products	2.2
Commercial & Professional Services	2.1
Semiconductors & Semiconductor Equipment	1.3
Automobiles & Components	1.0
Media	1.0
Money Market Investments	.9
Consumer Durables & Apparel	.9
Transportation	.6
Food & Staples Retailing	.5
100.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 5/31/17 ($)	Purchases ($)	Sales ($)	Value 5/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	26,238,256	24,319,299	1,918,957.4		-
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,762,989	81,105,836	82,380,551	2,488,274.5		17,974
Total	3,762,989	107,344,092	106,699,850	4,407,231.9		17,974

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $20,425,751)—Note 1(b):
Unaffiliated issuers	386,514,523	454,776,772
Affiliated issuers	4,407,231	4,407,231
Cash		292,219
Receivable for shares of Beneficial Interest subscribed		1,831,035
Dividends and securities lending income receivable		1,209,754
Prepaid expenses		60,905
		462,577,916
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		302,510
Payable for investment securities purchased		1,988,143
Liability for securities on loan—Note 1(b)		1,918,957
Payable for shares of Beneficial Interest redeemed		123,522
Accrued expenses		142,324
		4,475,456
Net Assets ($)		458,102,460
Composition of Net Assets ($):
Paid-in capital		378,308,651
Accumulated undistributed investment income—net		1,350,429
Accumulated net realized gain (loss) on investments		10,181,131
Accumulated net unrealized appreciation (depreciation) on investments		68,262,249
Net Assets ($)		458,102,460

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	201,271,511	30,147,777	226,683,046	126.21
Shares Outstanding	10,256,125	1,556,902	11,528,183	6.40
Net Asset Value Per Share ($)	19.62	19.36	19.66	19.72

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2018

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	13,088,994
Affiliated issuers	17,974
Income from securities lending—Note 1(b)	7,155
Total Income	13,114,123
Expenses:
Management fee—Note 3(a)	2,632,700
Shareholder servicing costs—Note 3(c)	932,594
Distribution fees—Note 3(b)	189,255
Professional fees	95,663
Registration fees	89,789
Prospectus and shareholders’ reports	39,564
Trustees’ fees and expenses—Note 3(d)	29,443
Custodian fees—Note 3(c)	24,841
Loan commitment fees—Note 2	9,334
Interest expense—Note 2	1,089
Miscellaneous	30,866
Total Expenses	4,075,138
Less—reduction in expenses due to undertaking—Note 3(a)	(409,572)
Less—reduction in fees due to earnings credits—Note 3(c)	(5,019)
Net Expenses	3,660,547
Investment Income—Net	9,453,576
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	23,382,113
Net unrealized appreciation (depreciation) on investments	19,694,832
Net Realized and Unrealized Gain (Loss) on Investments	43,076,945
Net Increase in Net Assets Resulting from Operations	52,530,521

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2018	2017
Operations ($):
Investment income—net	9,453,576	8,242,130
Net realized gain (loss) on investments	23,382,113	11,664,925
Net unrealized appreciation (depreciation) on investments	19,694,832	21,057,634
Net Increase (Decrease) in Net Assets Resulting from Operations	52,530,521	40,964,689
Distributions to Shareholders from ($):
Investment income—net:
Class A	(4,416,847)	(5,551,954)
Class C	(407,721)	(372,193)
Class I	(3,977,301)	(1,700,636)
Class Y	(47,685)	(66,644)
Net realized gain on investments:
Class A	(10,715,916)	(1,572,913)
Class C	(1,421,379)	(162,340)
Class I	(8,621,015)	(334,884)
Class Y	(137,624)	(16,751)
Total Distributions	(29,745,488)	(9,778,315)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	35,930,950	46,390,754
Class C	9,918,835	8,844,301
Class I	123,310,523	133,365,352
Class Y	5,000	2,193,141
Distributions reinvested:
Class A	13,543,763	6,448,349
Class C	1,453,972	368,813
Class I	11,882,009	1,767,877
Class Y	180,116	82,638
Cost of shares redeemed:
Class A	(42,585,329)	(98,852,294)
Class C	(7,138,566)	(5,384,075)
Class I	(60,176,224)	(24,310,548)
Class Y	(2,563,909)	(2,440,090)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	83,761,140	68,474,218
Total Increase (Decrease) in Net Assets	106,546,173	99,660,592
Net Assets ($):
Beginning of Period	351,556,287	251,895,695
End of Period	458,102,460	351,556,287
Undistributed investment income—net	1,350,429	798,057

	Year Ended May 31,
	2018	2017
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,871,259	2,652,350
Shares issued for distributions reinvested	713,932	370,775
Shares redeemed	(2,217,953)	(5,610,003)
Net Increase (Decrease) in Shares Outstanding	367,238	(2,586,878)
Class Ca,b
Shares sold	516,648	511,564
Shares issued for distributions reinvested	77,619	21,417
Shares redeemed	(377,882)	(306,485)
Net Increase (Decrease) in Shares Outstanding	216,385	226,496
Class Ia
Shares sold	6,375,842	7,457,434
Shares issued for distributions reinvested	625,214	99,438
Shares redeemed	(3,151,705)	(1,350,906)
Net Increase (Decrease) in Shares Outstanding	3,849,351	6,205,966
Class Y
Shares sold	267	117,469
Shares issued for distributions reinvested	9,470	4,753
Shares redeemed	(131,452)	(134,066)
Net Increase (Decrease) in Shares Outstanding	(121,715)	(11,844)

[a]During the period ended May 31, 2018, 2,084 Class A shares representing $40,844 were exchanged for 2,079 Class I shares and during the period ended May 31, 2017, 7,926 Class A shares representing $146,263 were exchanged for 7,913 Class I shares and 4,381 Class C shares representing $74,377 were exchanged for 4,315 Class I shares.

[b]During the period ended May 31, 2018, 7,796 Class C shares representing $146,384 were automatically converted for 7,701 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	18.48	16.59	18.01	17.55	15.42
Investment Operations:
Investment income—net[a]	.47	.51	.52	.48	.45
Net realized and unrealized gain (loss) on investments	2.24	1.98	(.37)	.94	2.28
Total from Investment Operations	2.71	2.49	.15	1.42	2.73
Distributions:
Dividends from investment income—net	(.45)	(.47)	(.50)	(.48)	(.42)
Dividends from net realized gain on investments	(1.12)	(.13)	(1.07)	(.48)	(.18)
Total Distributions	(1.57)	(.60)	(1.57)	(.96)	(.60)
Net asset value, end of period	19.62	18.48	16.59	18.01	17.55
Total Return (%)[b]	15.15	15.18	1.54	8.41	18.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.22	1.21	1.21	1.21
Ratio of net expenses to average net assets	1.03	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets	2.47	2.88	3.12	2.69	2.75
Portfolio Turnover Rate	55.90	61.60	65.19	42.17	20.36
Net Assets, end of period ($ x 1,000)	201,272	182,705	206,929	220,644	178,781

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended May 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	18.25	16.36	17.79	17.35	15.26
Investment Operations:
Investment income—net[a]	.32	.36	.39	.34	.33
Net realized and unrealized gain (loss) on investments	2.22	1.96	(.37)	.93	2.25
Total from Investment Operations	2.54	2.32	.02	1.27	2.58
Distributions:
Dividends from investment income—net	(.31)	(.30)	(.38)	(.35)	(.31)
Dividends from net realized gain on investments	(1.12)	(.13)	(1.07)	(.48)	(.18)
Total Distributions	(1.43)	(.43)	(1.45)	(.83)	(.49)
Net asset value, end of period	19.36	18.25	16.36	17.79	17.35
Total Return (%)[b]	14.26	14.35	.80	7.59	17.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.86	1.91	1.92	1.92	2.00
Ratio of net expenses to average net assets	1.78	1.84	1.85	1.85	1.85
Ratio of net investment income to average net assets	1.71	2.07	2.39	1.94	2.00
Portfolio Turnover Rate	55.90	61.60	65.19	42.17	20.36
Net Assets, end of period ($ x 1,000)	30,148	24,465	18,222	18,137	15,077

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	18.51	16.65	18.08	17.61	15.47
Investment Operations:
Investment income—net[a]	.51	.50	.54	.52	.50
Net realized and unrealized gain (loss) on investments	2.26	2.04	(.36)	.95	2.28
Total from Investment Operations	2.77	2.54	.18	1.47	2.78
Distributions:
Dividends from investment income—net	(.50)	(.55)	(.54)	(.52)	(.46)
Dividends from net realized gain on investments	(1.12)	(.13)	(1.07)	(.48)	(.18)
Total Distributions	(1.62)	(.68)	(1.61)	(1.00)	(.64)
Net asset value, end of period	19.66	18.51	16.65	18.08	17.61
Total Return (%)	15.41	15.55	1.80	8.61	18.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.92	.92	.92	.96
Ratio of net expenses to average net assets	.78	.84	.85	.85	.85
Ratio of net investment income to average net assets	2.69	2.82	3.32	2.93	2.99
Portfolio Turnover Rate	55.90	61.60	65.19	42.17	20.36
Net Assets, end of period ($ x 1,000)	226,683	142,128	24,525	29,527	29,862

a Based on average shares outstanding.

See notes to financial statements.

		Year Ended May 31,
Class Y Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	18.55	16.63	18.04	17.61	15.26
Investment Operations:
Investment income—net[b]	.52	.54	.56	.55	.38
Net realized and unrealized gain (loss) on investments	2.27	2.06	(.36)	.88	2.51
Total from Investment Operations	2.79	2.60	.20	1.43	2.89
Distributions:
Dividends from investment income—net	(.50)	(.55)	(.54)	(.52)	(.36)
Dividends from net realized gain on investments	(1.12)	(.13)	(1.07)	(.48)	(.18)
Total Distributions	(1.62)	(.68)	(1.61)	(1.00)	(.54)
Net asset value, end of period	19.72	18.55	16.63	18.04	17.61
Total Return (%)	15.49	15.93	1.85	8.50	19.27[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.84	.84	.84	.97[d]
Ratio of net expenses to average net assets	.78	.84	.84	.84	.85[d]
Ratio of net investment income to average net assets	2.75	3.10	3.37	3.21	2.75[d]
Portfolio Turnover Rate	55.90	61.60	65.19	42.17	20.36
Net Assets, end of period ($ x 1,000)	0[e]	2,258	2,221	3,614	824

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

e Amount represents less than $1,000.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Equity Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	454,776,772	-	-	454,776,772
Registered Investment Company	4,407,231	-	-	4,407,231

† See Statement of Investments for additional detailed categorizations.

At May 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2018, The Bank of

NOTES TO FINANCIAL STATEMENTS (continued)

New York Mellon earned $1,483 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,880,145, undistributed capital gains $6,032,756 and unrealized appreciation $65,880,908.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2018 and May 31, 2017 were as follows: ordinary income $17,749,570 and $8,146,688, and long-term capital gains $11,995,918 and $1,631,627, respectively.

During the period ended May 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $51,650 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2018 was approximately $50,700 with a related weighted average annualized interest rate of 2.15%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from June 1, 2017 through September 29, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .78% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $409,572 during the period ended May 31, 2018.

During the period ended May 31, 2018, the Distributor retained $51,480 from commissions earned on sales of the fund’s Class A shares and $2,904 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2018, Class C shares were charged $189,255 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily

NOTES TO FINANCIAL STATEMENTS (continued)

net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2018, Class A and Class C shares were charged $474,710 and $63,085, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2018, the fund was charged $72,542 for transfer agency services and $4,962 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $4,962.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2018, the fund was charged $24,841 pursuant to the custody agreement. These fees were partially offset by earnings credits of $57.

During the period ended May 31, 2018, the fund was charged $12,309 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $259,278, Distribution Plan fees $18,242, Shareholder Services Plan fees $47,958, custodian fees $12,266, Chief Compliance Officer fees $5,267 and transfer agency fees $12,954, which are offset against an expense reimbursement currently in effect in the amount of $53,455.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2018, amounted to $271,887,289 and $210,314,019, respectively.

At May 31, 2018, the cost of investments for federal income tax purposes was $393,303,095; accordingly, accumulated net unrealized appreciation on investments was $65,880,908, consisting of $80,491,185 gross unrealized appreciation and $14,610,277 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Dreyfus/Laurel Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Equity Income Fund (the Fund), a series of The Dreyfus/Laurel Funds Trust, including the statements of investments and investments in affiliated issuers, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus advised investment companies since 1994.

New York, New York
July 26, 2018

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 67.34% of ordinary income dividends paid during the fiscal year ended May 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $12,777,545 as ordinary income dividends paid during the fiscal year ended May 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.6405 per share as a capital gain dividend paid on December 12, 2017 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.4752 as a short-term capital gain dividend paid on December 12, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 21-22, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that: the fund’s contractual management fee was at the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed, until September 29, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .78% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other

Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Kenneth A. Himmel (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

Stephen J. Lockwood (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus Equity Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DQIAX Class C: DQICX Class I: DQIRX Class Y: DQIYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6144AR0518

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,155 in 2017 and $33,650 in 2018.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,640 in 2017 and $4,710 in 2018.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,600 in 2017 and $2,650 in 2018.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,872,000 in 2017 and $20,298,000 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

 Item 6.           Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    July 27, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)